UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

HOMEFED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 Wright Place, Suite 220
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 918-8200

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 3 amends the Current Report on Form 8-K filed by HomeFed Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2014 (the “Original 8-K”), as amended by the Current Report on Form 8-K/A filed with the SEC on April 17, 2014 and the Current Report on Form 8-K/A filed with the SEC on June 10, 2014, to report the completion of deferred closing as contemplated in the Original 8-K.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

As previously disclosed, on March 28, 2014, the Company completed the initial closing of the Acquisition (as defined below) pursuant to that certain Purchase Agreement, dated February 28, 2014 (as amended from time to time in accordance with its terms, the “Purchase Agreement”), with Leucadia National Corporation (“Leucadia”) and certain of its subsidiaries pursuant to which the Company purchased (collectively, the “Acquisition”) (a) all of the equity interests of certain wholly-owned subsidiaries of Leucadia, (b) certain of the equity interests (the “Investment Subsidiary Interests”) of entities partially owned by Leucadia (the “Investment Subsidiaries”) and (c) cash of approximately $12.5 million, subject to certain post-closing adjustments (collectively the “Purchased Assets”).  At the initial closing, the Company acquired the Purchased Assets other than a portion of the Investment Subsidiary Interests, the acquisition of which was subject to a third-party consent.

Upon receipt of such third-party consent, on September 23, 2014 the Company consummated the deferred closing and acquired the balance of the Investment Subsidiary Interests in exchange for the issuance to Leucadia of 513,663 unregistered shares of the Company’s common stock.  As a result of the consummation of the deferred closing, Leucadia beneficially owns 9,974,226 shares (or approximately 65%) of the Company’s common stock.

The shares of the Company’s common stock acquired by Leucadia in consideration for the Acquisition are subject to (i) certain demand and piggy-back registration rights pursuant to that certain Registration Rights Agreement, dated October 21, 2002, by and between the Company and Leucadia, previously filed as Exhibit 10.2 to the Form 8-K filed by Company with the SEC on October 22, 2002 and (ii) certain voting limitations pursuant to that certain Stockholders Agreement, dated March 28, 2014, by and between the Company and Leucadia previously filed as Exhibit 4.1 to the Original 8-K.

Reference to, and the description of, the Purchase Agreement as set forth herein is not intended to be complete and is qualified in its entirety by the full text of the agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 28, 2014, as amended by the Current Report on Form 8-K/A filed with the SEC on September 5, 2014, and is incorporated herein by reference.

Reference to, and description of, the Registration Rights Agreement as set forth herein is not intended to be complete and is qualified in its entirety by the full text of the agreement, which was previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the SEC on October 22, 2002, and is incorporated herein by reference.

Reference to, and description of, the Stockholders Agreement as set forth herein is not intended to be complete and is qualified in its entirety by the full text of the agreement, which was previously filed as Exhibit 4.1 to the Original 8-K, and is incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities.

At the deferred closing, the Company issued 513,663 unregistered shares of the Company’s common stock to Leucadia in exchange for the balance of the Investment Subsidiary Interests.  In doing so, the Company relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.  Reference is made to Item 2.01, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HomeFed Corporation

Dated: September 24, 2014	By:	/s/ Erin N. Ruhe
Erin N. Ruhe
Vice President

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